UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 7, 2015

Date of Report

(Date of earliest event reported)

LABOR SMART INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-54654	45-2433287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3270 Florence Road, Suite 200, Powder Springs, GA 30127

(Address of Principal Executive Offices)

(770) 222-5888

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 7, 2015, the Company held a conference call (the “Conference Call”) where management discussed several Company developments. A full transcript of the Conference Call is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Transcript of Conference Call dated December 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2015

LABOR SMART INC.
By:	/s/ Ryan Schadel
Name:	Ryan Schadel
Title:	Chief Executive Officer